Exhibit 99.1

Business Update October 4, 2022

Forward Looking Statements and Risk Factors This document contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. When Welltower uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “pro forma,” “estimate” or similar expressions that do not relate solely to historical matters, Welltower is making forward-looking statements. Forward-looking statements, including statements related to Funds From Operations guidance, are not guarantees of future performance and involve risks and uncertainties that may cause Welltower’s actual results to differ materially from Welltower’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to: the impact of the COVID-19 pandemic; uncertainty regarding the implementation and impact of the CARES Act and future stimulus or other COVID-19 relief legislation; the status of the economy; the status of capital markets, including availability and cost of capital; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and seniors housing industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; Welltower’s ability to transition or sell properties with profitable results; the failure to make new investments or acquisitions as and when anticipated; natural disasters and other acts of God affecting Welltower’s properties; Welltower’s ability to re-lease space at similar rates as vacancies occur; Welltower’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future investments or acquisitions; environmental laws affecting Welltower’s properties; changes in rules or practices governing Welltower’s financial reporting; the movement of U.S. and foreign currency exchange rates; Welltower’s ability to maintain its qualification as a REIT; key management personnel recruitment and retention; and other risks described in Welltower’s reports filed from time to time with the SEC. Welltower undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements.

Recent Highlights – *Since Previous Business Update on August 9, 2022*

Third Quarter 2022 Guidance Update

- Expect to achieve 3Q2022 net income attributable to common stockholders per diluted share within previously issued guidance range of $0.12 - $0.17[1]
- Given the delayed disbursement of HHS funds, 3Q2022 normalized funds from operations (FFO) per diluted share is trending below the midpoint of $0.82 - $0.87 guidance[1]
  - Expect recognition of approximately $2.4 million from HHS Provider Relief Fund as compared to approximately $7 million assumed in guidance (~$0.01 per diluted share lower than expected). Disbursement delays during the period resulted in the lower-than-expected recognition of funds

Seniors Housing Operating (SHO) Portfolio

- Year-over-year average occupancy growth from 3Q2021 to 3Q2022 expected to be in line with previous expectation for approximately +400 bps[2]
- Pricing power remains robust as evidenced by strong realized renewal rate growth and interim price increases contemplated by several operators
- Broad-based inflation pressures continue to impact several key expense items, including repairs and maintenance, utilities, raw food, and total compensation
- However, the recent improvement in full-time employee hiring trends should drive a commensurate decline in agency labor utilization over time

3Q2022 Investment Activity Attractively Funded; Liquidity Profile Remains Robust

- **Completed nearly $850 million of pro rata gross investments in 3Q2022; announced or completed approximately $8.6 billion of capital deployment since October 2020[3]**. Acquisition activity was predominately funded through the settlement of previous forward equity issuances
- Liquidity profile remains exceptional at quarter end, approaching $2.0 billion of combined proceeds from unsettled equity issuances and expected dispositions and loan payoffs and providing significant investment capacity at an attractive cost of capital
  - Additionally, in June 2022 we closed on an amended $5.2 billion unsecured credit facility with improved pricing across our term loans

Interest Rate and Foreign Exchange Update

- For 3Q2022, higher interest rates and a stronger US Dollar are expected to result in an additional headwind of approximately $0.005 to normalized FFO per diluted share as compared to guidance of ~$0.03 and ~$0.04 vs. 2Q2022 and 3Q2021, respectively. The approximate $0.005 impact was mainly driven by movement in foreign exchange rates
- For 4Q2022, we expect an additional ~$0.03 per diluted share headwind as compared to 3Q2022 resulting from higher interest rates (~$0.02 per diluted share) and the stronger US Dollar (~$0.01 per diluted share), assuming the forward interest rate curve and exchange rates remain at current levels

1. See Supplemental Financial Measures at the end of this presentation for reconciliations
2. See 2Q2022 earnings release dated August 9, 2022 and 2Q2022 earnings conference call dated August 10, 2022
3. Includes completed and announced transactions through September 30, 2022; excludes development funding

3

Secular Growth Outlook

Seniors Housing | Compelling Backdrop for Multi-Year Revenue Growth Accelerating 80+ Population Growth Coinciding with Diminishing New Supply & Improved Affordability US 80+ Population Growth Seniors Housing Net Inventory Growth Rate Seniors Housing Affordability(1) Indexed Growth Since 2008 20M 4.0% 4.4% population growth in 3.8% 19M the HIGHEST level in 52 Significant Pricing Power Supported by 3.5% Wealth Creation for Older Age Cohort 18M 220% 17M 3.0% 200% Affordability +205% since 2008 16M Rent Growth +140% 15M 2.5% 180% 14M 2.0% 160% 13M 140% 12M 1.5% 1.5% 120% 11M 1.0% 10M 100% 1. Affordability was measured by taking average annual MAP 99 NIC rent over Bloomberg’s Net Worth Age 70+ Index using the U.S Financial Accounts data 2. SOURCE: MAP 99 NIC MAP Vision 5 3. SOURCE: Organisation for Economic Co-operation and Development

Seniors Housing Supply | Significant Decline in Construction Starts Prohibitive Cost to Build to Result in Further Diminution of New Supply Historical Cost Index(1) Seniors Housing Construction Starts(2) 300 5.0% Starts (% Inventory) 4.5% 280 4.0% 260 3.5% 240 3.0% 220 2.5% 200 2.0% 1.5% 180 1. Source: RSMeans Construction Cost Index 6 2. SOURCE: MAP 99 NIC MAP Vision

Slower Net Inventory Growth Sets Stage For Occupancy Gains Meaningful Deceleration in Net Inventory Growth Paving the Way for MULTI-YEAR OCCUPANCY GAINS Deliveries Obsolescence Rate Net Inventory Growth Rate (% Inventory) (Deletions % Inventory) AL IL SH AL IL SH AL IL SH 5.5% 6.5% 1.8% 5.0% SH decline driven SH deletions have predominately by AL 6.0% 1.6% doubled since 2Q17 4.5% 5.5% 1.4% 4.0% 5.0% 3.5% 1.2% 4.5% 3.0% 4.0% 1.0% 2.5% 3.5% 0.8% 2.0% 3.0% 1.5% 2.5% 0.6% 1.0% 2.0% 0.4% INCREASED OBSOLESCENCE RATES DRIVING INVENTORY GROWTH BELOW DELIVERIES SOURCE: National Investment Center for Seniors Housing & Care – latest available data 7

Significant Wealth Accumulation Allows for Greater SH Affordability Backdrop to drive rate growth remains favorable Home Price Appreciation | 1987—Present S&P500 | 1981 – Present(2) S&P/Case-Shiller U.S. National Home Price Index 5000 300 4500 250 4000 3500 200 3000 2500 150 2000 100 1500 1000 50 (1) ~80% of seniors 75+ are homeowners 500 0 0 Seniors Housing is NOT INCOME DEPENDENT; generally funded through ASSET SALES and PERSONAL WEALTH 1. Source: U.S. Census Bureau, Current Population Survey/Housing Vacancy Survey 2. Source: Factset, as of 9/30/2022 3. Assumes reinvestment of dividends and annual compounding from January 1, 1981 to September 23, 2022 8

Global Financial Crisis Case Study Resilient Demand During GFC Driven By Needs-Based Nature of Seniors Housing Seniors Housing Average Occupancy(1) TTM Market Rent Growth(2) Existing Home Sales(3) 4.0% 7.0 95% Seniors housing occupancy remained stable 6.5 2.0% through the GFC despite a significant Nearly 50% decline in home deterioration in home sales and values sales from peak to trough 0.0% 6.0 90% -2.0% 5.5 -4.0% 5.0 85% -6.0% 4.5 -8.0% 4.0 80% Office Retail -10.0% Multi-Family 3.5 Industrial Seniors Housing -12.0% 3.0 75% 2008 2009 2010 2011 2012 1. Source: 1Q22 NIC MAP 99 Data 2. Source: CoStar, NIC MAP 9 3. Bloomberg

Healthcare Employment Trends(1) Healthcare Employee Wage Growth US Healthcare and Social Assistance Employment 22K Meaningful deceleration in wage growth during 21K Employment declined 11% in April 7.0% periods of weak economic conditions 2020, matching 2015 levels 20K 6.0% 19K 5.0% 18K 17K 4.0% 16K Employment has since 3.0% returned to near 1Q2021 peak 15K 2.0% 14K 1.0% 13K 12K 0.0% SOURCE: U.S. Bureau of Labor Statistics 10

Occupancy Continues to Outperform Seasonal Trends SHO Portfolio Same Store Sequential Occupancy Change(1,2) Pre-COVID Avg 2022 1.2% 1.0% 1.0% 0.8% 0.6% 0.4% 0.30% 0.2% 0.2% 0.0% 0.0% -0.2% -0.4% Since the occupancy trough in late-1Q2021, sequential average occupancy growth has meaningfully outpaced pre-COVID -0.4% averages, which is expected to continue through 3Q2022 -0.6% -0.7% -0.8% 1Q 2Q 3Q 4Q 1. Represents SHO same store portfolio each quarter at pro rata ownership; see each quarter’s respective Supplemental Information Report 2. Pre-COVID average represents 2016 through 2019 11

SHO Portfolio I Path to Recovery Category NOI A) 2Q22 Total Portfolio—IPNOI Portfolio ex HHS(1) B) 4019 Open Properties Occupancy Recovery (ex. Transitions) C) Transition Properties D) Fill-Up Properties E) Lease-Up of COVID Class Acquisitions (4020-2022) 2Q22 Total Portfolio—Post COVID Recovery NOI F) A) 2022 Portfolio In-Place NOI excluding 1-I1-13{1 ‘ 249 77 78 134 1,366 Incremental NOI from return to 4019 NOI levels for properties open in 4019, excluding segment or B) operator transitions C) Incremental NOI from properties open in 4Q19 that subsequently underwent operator or segment transitions Incremental NOI from development properties delivered subsequent to 4019 and properties acquired 0) subsequent to 4019 and prior to 4020. NOI stabilization assumes return to Pre-COVID NOI for acquisition properties and underwritten stabilized NOI for development properties E) Incremental NOI from stabilization of acquisitions between 4020 and 2022 F) 2022 portfolio Post-COVID recovery NOI. Represents portfolio occupancy of 87.5% and operating margin of 31.0% $538 million embedded NOI growth in return to Pre-COVID levels 828 $1,400M $1,200M $134M $1,366M $78M $77M $1,000m $249M $800M $600M$828M $400M $200M—$m A B C D E F Occupancy 77.1% Occupancy 87.5% Potential for ADDITIONAL UPSIDE assuming return to PEAK OCCUPANCY of 91.2% in 4Q2015 1. Represents $896 million of IPNOI in 2022 excluding $68 million of HHS. See Supplemental Financial Measures at the end of this presentation for reconciliation 12

Pro Forma Leverage Reduction in Net Debt/Adjusted EBITDA


7.20x
7.00x
6.80x
6.60x
6.40x
6.20x
6.00x
7.12x
0.13x
0.04x
0.07x
0.75x
6.13x
2Q22 ex HHS(1)
2Q22 Transaction Run Rate(2)
3Q22 QTD Transaction Run Rate(3)
Proceeds from Assets Held for Sale(4)
Settlement of Equity Sold on Forward Basis(5)
Current Pro Forma Leverage

$538 million in EBITDA recovery to pre COVID occupancy levels expected to drive further reduction in leverage

1. Represents 2Q2022 Net Debt to Adjusted EBITDA ex HHS fund received. See Supplemental Financial Measures at the end of this presentation
2. Includes pro forma adjustments to reflect acquisition and disposition activity in 2Q2022 as if all transactions occurred on April 1, 2022
3. Includes pro forma adjustments to reflect $558 million in acquisition activity closed in 3Q2022 through August 8, 2022, assuming capitalization of 65% equity and 35% debt, and $6 million in dispositions as if all transactions occurred on April 1, 2022
4. Includes pro forma adjustment to reflect proceeds of $258 million related to 2Q2022 assets held for sale and expected loan payoffs as of June 30, 2022 not yet closed as if the transactions had occurred on March 31, 2022
5. Includes pro forma adjustment to reflect proceeds of $1.61 billion from the settlement of shares issued through WELL's at-the-market program on a forward basis ($1.97 billion not yet settled through August 8, 2022 less $363 million in proceeds to fund 65% of $558 million in acquisitions closed in 3Q22)

13

Capital Allocation

Barbell Capital Allocation Strategy

SENIORS HOUSING Platform Growth Focused on **Luxury-End of Affluent Micro Markets**

- Capital deployment concentrated within **highly desirable micro markets primarily in coastal markets of the United States and in Greater London,** with a focus on the higher-end of the acuity spectrum
- **Largely inelastic demand** resulting from needs-based nature of product
- High-touch product, superior care and offerings, coupled with high absolute level of wealth allows for **significant pricing power**, irrespective of economic backdrop
- Focused development pipeline targets underserved senior populations in high-barrier-to-entry micro markets with multi-year entitlement processes that limit threat of new supply
- Operated under highly-aligned RIDEA 3.0 management contracts

WELLNESS HOUSING Platform Provides **Safe and Accessible Rental Housing** to Broader Group of Age-Targeted Residents

- Addresses significant and growing unmet demand for **wellness and social-focused rental housing primarily in non-coastal US markets**
- **Low to moderate price point** for middle income, age-targeted residents, including empty nesters and active adults, who will benefit from social security cost of living adjustments
- Platform will consist of nearly 10,000 units following completion of Calamar portfolio transaction with **significant future growth expected** through additional capital deployment opportunities, including development
- Wellness Housing properties operate with low-to-no staffing and an average length of stay of approximately 5-7 years, **resulting in operating margins and capex budgets closer to the multifamily sector**
- The properties are managed under standard multifamily contracts


Real Estate Ownership by Generation(1)
Silent & Baby Boom
GenX
Millennial
25T
20T
15T
10T
5T
0T
1Q01 4Q01 3Q02 2Q03 1Q04 4Q04 3Q05 2Q06 1Q07 4Q07 3Q08 2Q09 1Q10 4Q10 3Q11 2Q12 1Q13 4Q13 3Q14 2Q15 1Q16 4Q16 3Q17 2Q18 1Q19 4Q19 3Q20 2Q21


Historical Cost of Living Adjustment(2)
12%
10%
8%
6%
4%
2%
0%
Projected 2023 increase of 10.5%(2)
1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022

1. Source: U.S. Census Bureau, Current Population Survey/Housing Vacancy Survey
2. https://www.cnbc.com/2022/07/13/social-security-cost-of-living-adjustment-could-be-10point5percent-in-2023.html

15

Capital Deployment Since 4Q20

Capital Deployment Volume[1]

$8.6B GROSS INVESTMENTS

- ✓ **Initial yield of 5.9%; Stable yield of approximately 7.8%**
- ✓ Low last-dollar exposure and innovative structure offer downside protection
- ✓ Expected to generate high-single-digit to mid-teens unlevered IRRs to WELL

Granular & Off-Market Transactions

98	Total Transactions
342	OM and SH Properties Acquired
30K	**Seniors Housing Units Acquired**

- ✓ Predictive analytics and exclusive operator relationships used to execute off-market investments
- ✓ Maximizing risk-adjusted return to WELL through creative investments across the capital stack
- ✓ Debt investments offer equity upside in form of warrants and/or bargain purchase options
- ✓ Seniors housing acquisitions executed at an average investment of $21.5 million per property

Significant Discount to Replacement Cost

$198K / unit Avg. Last Dollar Basis US transactions

£40K / unit Avg. Last Dollar Basis UK transactions

- ✓ Investments made at significant discount to replacement cost offer enhanced downside protection
- ✓ Limited recent market transactions priced above replacement cost serves to further curtail new supply



StoryPoint Fort Wayne | Fort Wayne, IN



Oakmont Ivy Park at Otay Ranch | Chula Vista, CA



HarborChase of Vero Beach | Vero Beach, FL

1. Includes pro rata gross investments across acquisitions and loans since October 2020 and announced StoryPoint acquisition agreement; excludes development funding

16

Foundation for Long-Term Growth Established Opportunity to deploy in excess of $3.0 billion Annually | Economics Defined During Pandemic NEW and PROPRIETARY long-term relationships with best-in-class developers and operators with either exclusive rights or right of first offer 5 21 4 30 $30B+ Relationships Formed Newly Formed COVID Additional Relationships Total Newly Established Potential Capital Deployment Pre-COVID Relationships Currently In Progress Growth Relationships Opportunity Over Next Decade New relationships formed during depths of COVID-19 pandemic to create visible and significant long-term capital deployment opportunities Centralized Capital Allocation; Decentralized Execution 17

Transition Case Studies

West Coast Transition Portfolio Transition of 12 Well-Located West Coast Assets Expected to Drive Longer-Term Performance Upside Transition Portfolio Overview • The portfolio was acquired as part of Welltower’s 20-property 2016 Vintage acquisition and consists of 2,010 assisted living units across 12 assets • Planned transitions to three best-in-class operators in Oakmont, Cogir, and Kisco under well-aligned contracts are expected to drive improved NOI • Oakmont has a demonstrated track record of success having transitioned six other assets within the same Vintage portfolio in its key California markets in August 2021. Additional improvement is expected with the operator currently operating its same-store portfolio at nearly 95% occupancy. • Cogir and Kisco each assumed management of one property in markets where they have existing local scale Well-Located Portfolio Highlighted By Above-Average Data Analytics Scores • The transition portfolio is Transition Portfolio located within the Los Occupancy (as of 6/30) Angeles, San Francisco, 71.8% and Seattle MSAs and ACU Score 81st Percentile features ACU, Neighborhood Score 79th Percentile Neighborhood, and Site Scores well above the Final Site Score 85th Percentile Welltower portfolio average Laguna Hills 19

Oakmont Vintage Transition Case Study – August 2021

Transitioned Six Facilities to Oakmont in 2021; Expected to Drive Meaningful Value Through Improved Performance

Predicted Performance

- WELL transitioned management of six predominately assisted living facilities that were previously part of the same Vintage portfolio to Oakmont in August 2021. The transition portfolio is well located within the Bay Area and the Los Angeles metro, where Oakmont has a long operating history and strong product offering
- **The portfolio has meaningfully outperformed since August 2021. Average spot occupancy has increased over 1,300 bps with recent strong demand enabling Oakmont to raise rates 10%**
- Based on each operator's performance in the subject markets, our data analytics' platform predicts Oakmont could drive a 20% improvement in bottom-line results through both higher occupancy and lower expenses

	Projected EBITDARM Per Unit		
Property	**Prior Operator**	**Oakmont**	**Projected Improvement**
Ivy Park at Bradford	$2,204	$2,576	**17%**
Ivy Park at Culver City	$2,700	$3,040	**13%**
Ivy Park at Salinas	$1,664	$1,990	**20%**
Ivy Park at San Jose	$2,015	$2,492	**24%**
Ivy Park at San Ramon	$2,852	$3,423	**20%**
Ivy Park at Santa Rosa	$1,552	$2,040	**32%**
Weighted Average	**$2,185**	**$2,625**	**20%**

Operational Update



Spot occupancy has increased over 1,300 bps since the transition
85%
80%
75%
70%
65%
60%
63.9%
63.5%
65.1%
68.1%
71.8%
77.3%
78.3%
Mar-21
Transition (Aug '21)
Mar '22
Jul-22

20

Supplemental Financial Measures 21

Non-GAAP Financial Measures We believe that revenues, net income and net income attributable to common stockholders (“NICS”), as defined by U.S. generally accepted accounting principles (“U.S. GAAP”), are the most appropriate earnings measurements. However, we consider Net Operating Income (“NOI”), Funds from Operations (“FFO”), Normalized FFO, In-Place NOI, EBITDA and Adjusted EBITDA to be useful supplemental measures of our operating performance. Excluding EBITDA and Adjusted EBITDA these supplemental measures are disclosed on our pro rata ownership basis. Pro rata amounts are derived by reducing consolidated amounts for minority partners’ noncontrolling ownership interests and adding our minority ownership share of unconsolidated amounts. We do not control unconsolidated investments. While we consider pro rata disclosures useful, they may not accurately depict the legal and economic implications of our joint venture arrangements and should be used with caution. Our supplemental reporting measures and similarly entitled financial measures are widely used by investors, equity and debt analysts and rating agencies in the valuation, comparison, rating and investment recommendations of companies. Our management uses these financial measures to facilitate internal and external comparisons to historical operating results and in making operating decisions. Additionally, these measures are utilized by the Board of Directors to evaluate management. None of the supplemental reporting measures represent net income or cash flow provided from operating activities as determined in accordance with U.S. GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, the supplemental reporting measures, as defined by us, may not be comparable to similarly entitled items reported by other real estate investment trusts or other companies. Multi-period amounts may not equal the sum of the individual quarterly amounts due to rounding.

FFO and Normalized FFO Historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time as evidenced by the provision for depreciation. However, since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient. In response, the National Association of Real Estate Investment Trusts (“NAREIT”) created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation from net income. FFO attributable to common stockholders, as defined by NAREIT, means net income attributable to common stockholders, computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of real estate and impairments of depreciable assets, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and noncontrolling interests. Normalized FFO attributable to common stockholders represents FFO adjusted for certain items detailed in the reconciliations. Normalizing items include adjustments for certain non-recurring or infrequent revenues/expenses that are described in our earnings press releases for the relevant periods. We believe that Normalized FFO attributable to common stockholders is a useful supplemental measure of operating performance because investors and equity analysts may use this measure to compare our operating performance between periods or to other REITs or other companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items.

NOI, IPNOI, EBITDA & Adjusted EBITDA We define NOI as total revenues, including tenant reimbursements, less property operating expenses. Property operating expenses represent costs associated with managing, maintaining and servicing tenants for our properties. These expenses include, but are not limited to, property-related payroll and benefits, property management fees paid to operators, marketing, housekeeping, food service, maintenance, utilities, property taxes and insurance. General and administrative expenses represent costs unrelated to property operations and transaction costs. These expenses include, but are not limited to, payroll and benefits, professional services, office expenses and depreciation of corporate fixed assets. IPNOI represents NOI excluding interest income, other income and non-IPNOI and adjusted for timing of current quarter portfolio changes such as acquisitions, development conversions, segment transitions, dispositions and investments held for sale. We measure our credit strength both in terms of leverage ratios and coverage ratios. The leverage ratios indicate how much of our balance sheet capitalization is related to long-term debt, net of cash and cash equivalents and restricted cash. We expect to maintain capitalization ratios and coverage ratios sufficient to maintain a capital structure consistent with our current profile. The ratios are based on EBITDA and Adjusted EBITDA. EBITDA is defined as earnings (net income per income statement) before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA excluding unconsolidated entities and including adjustments for stock-based compensation expense, provision for loan losses, gains/losses on extinguishment of debt, gains/losses/impairments on properties, gains/losses on derivatives and financial instruments, other expenses, additional other income and other impairment charges. We believe that EBITDA and Adjusted EBITDA, along with net income, are important supplemental measures because they provide additional information to assess and evaluate the performance of our operations. Our leverage ratios include net debt to Adjusted EBITDA. Net debt is defined as total long-term debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash. We believe NOI, IPNOI, EBITDA and Adjusted EBITDA provide investors relevant and useful information because they measure the operating performance of our properties at the property level on an unleveraged basis. We use these metrics to make decisions about resource allocations and to assess the property level performance of our properties.

Earnings Outlook Reconciliation Outlook Reconciliation: Quarter Ending September 30, 2022 (in millions, except per share data) Current Outlook Low High FFO Reconciliation: Net income attributable to common stockholders $ 57 $ 81 Depreciation and amortization(1) 334 334 NAREIT FFO and Normalized FFO attributable to common stockholders $ 391 $ 415 Diluted per share data attributable to common stockholders: Net income $ 0.12 $ 0.17 NAREIT FFO and Normalized FFO $ 0.82 $ 0.87 Other items:(1) Net straight-line rent and above/below market rent amortization $ (25) $ (25) Non-cash interest expenses 6 6 Recurring cap-ex, tenant improvements, and lease commissions (49) (49) Stock-based compensation 5 5 (1) Amounts presented net of noncontrolling interests’ share and Welltower’s share of unconsolidated entities.

In-Place NOI Reconciliations (dollars in thousands) 2Q22 In-Place NOI by property type 2Q22 % of Total Net income (loss) $ 95,672 Seniors Housing Operating $ 895,796 46 % Loss (gain) on real estate dispositions, net 3,532 Seniors Housing Triple-net 367,496 19 % Loss (income) from unconsolidated entities 7,058 Outpatient Medical 440,320 22 % Income tax expense (benefit) 3,065 Health System 172,104 9 % Other expenses 35,166 Long-Term/Post-Acute Care 89,216 4 % Provision for loan losses, net 165 Total In-Place NOI $ 1,964,932 100 % Loss (gain) on extinguishment of debt, net 603 Loss (gain) on derivatives and financial instruments, net (1,407) General and administrative expenses 36,554 Depreciation and amortization 310,295 Interest expense 127,750 Consolidated net operating income 618,453 NOI attributable to unconsolidated investments(1) 23,648 NOI attributable to noncontrolling interests(2) (82,804) Pro rata net operating income (NOI) 559,297 Adjust: Interest income (38,931) Other income (6,547) Sold / held for sale (2,002) Non operational(3) 773 Non In-Place NOI(4) (28,679) Timing adjustments(5) 7,322 In-Place NOI 491,233 Annualized In-Place NOI $ 1,964,932 (1) Represents Welltower’s interest in joint ventures where Welltower is the minority partner. (2) Represents minority partner’s interest in joint ventures where Welltower is the majority partner and includes an adjustment to remove NOI related to certain leasehold properties. (3) Primarily includes development properties and land parcels. (4) Primarily represents non-cash NOI. (5) Represents timing adjustments for current quarter acquisitions, construction conversions and segment or operator transitions.

Net Debt to Adjusted EBITDA (dollars in thousands) Three Months Ended Three Months Ended June 30, June 30, 2022 2022 Net income $ 95,672 Long-term debt obligations(4,5) $ 15,144,432 Interest expense 127,750 Cash and cash equivalents and restricted cash (442,251) Income tax expense (benefit) 3,065 Net debt 14,702,181 Depreciation and amortization 310,295 Adjusted EBITDA 533,456 EBITDA 536,782 Adjusted EBITDA annualized $ 2,133,824 Loss (income) from unconsolidated entities 7,058 Net debt to Adjusted EBITDA ratio 6.89 x Stock-based compensation expense 6,021 Loss (gain) on extinguishment of debt, net 603 Loss (gain) on real estate dispositions, net 3,532 Provision for loan losses, net 165 Loss (gain) on derivatives and financial instruments, net (1,407) Other expenses 35,046 Lease termination and leasehold interest adjustment(1) (56,397) Casualty losses, net of recoveries(2) 2,673 Other impairments(3) (620) Adjusted EBITDA $ 533,456 (1) Effective April 1, 2022, our leasehold interest relating to the master lease with National Health Investors (“NHI”) for 17 properties assumed in conjunction with the Holiday Retirement acquisition was terminated as a result of the transition or sale of the properties by NHI. We recognized a gain of $58,621,000 related to the termination of this lease in other income. The net impact of these leasehold properties inclusive of the gain has been excluded from Adjusted EBITDA. (2) Represents casualty losses net of any insurance recoveries. (3) Primarily related to release of previously reserved straight-line receivables. (4) Amounts include unamortized premiums/discounts and other fair value adjustments as reflected on the balance sheet. (5) Includes unamortized premiums/discounts, other fair value adjustments and financing lease liabilities. Excludes operating lease liabilities related to ASC 842 adoption.

Pro Forma Net Debt to Adjusted EBITDA

(dollars in thousands)

	Three Months Ended June 30, 2022 (Actual) (1)	HHS Received(2)	2Q22 Acquisitions and Dispositions (3)	3Q22 Announced Acquisitions and Loan Funding (4)	ATM Forward Sale Settlement (5)	June 30, 2022 Held-for-Sale Dispositions & Loan Payoffs (6)	Three Months Ended June 30, 2022 (Pro Forma)
Adjusted EBITDA	$ 533,456	$ (17,132)	$ 9,523	$ 9,709	$ —	$ (3,778)	$ 531,778
Annualized Adjusted EBITDA	$ 2,133,824	$ 2,133,824	$ 38,092	$ 38,836	$ —	$ (15,112)	$ 2,127,112
Net Debt (7)	$ 14,702,181	$ —	$ —	$ 195,354	$ (1,605,492)	$ (257,905)	$ 13,034,138
Net Debt to Adjusted EBITDA	6.89 x						6.13 x

(1) Please refer to calculation of Adjusted EBITDA for the three months ended June 30, 2022 on page the previous slide.

(2) Pro forma adjustment to remove Health and Human Services grants received and recognized during the three months ended June 30, 2022.

(3) Pro forma adjustment to reflect acquisition and loan funding activity for the three months ended June 30, 2022, as well as disposition activity for the same period as detailed on the Gross Investment Activity page of our Supplement Information report for 2Q22, as if the transactions occurred on April 1, 2022. Pro forma adjustments are based on estimates and assumptions and are preliminary in nature, and should not be assumed to be an indication of the results that would have been achieved had the transactions been completed as of the date indicated.

(4) Pro forma adjustment to reflect the $558 million of acquisitions and loan funding activity occurring since June 30, 2022, as if the transactions occurred on April 1, 2022, assuming capitalization of 65% equity and 35% debt. Pro forma adjustments are based on estimates and assumptions and are preliminary in nature, and should not be assumed to be an indication of the results that would have been achieved had the transactions been completed as of the date indicated.

(5) Pro forma adjustment to reflect $1.97 billion of expected net cash proceeds associated with the settlement of forward sales under our ATM program, as if such forward sales were settled on April 1, 2022 and offset by assumed capitalization of 65% of the $558 million of acquisitions and loan funding activity occurring since June 30, 2022.

(6) Pro forma adjustment to reflect the impact of the expected sale of properties classified as held-for-sale as of June 30, 2022 and expected loan payoffs, as if the transactions occurred on April 1, 2022. Pro forma adjustments are based on estimates and assumptions and are preliminary in nature, and should not be assumed to be an indication of the results that would have been achieved had the transactions been completed as of the date indicated. Furthermore, transactions not yet closed are subject to customary closing conditions and there can be no assurances as to the timing of closing.

(7) Net debt includes unamortized premiums/discounts, other fair value adjustments and financing lease liabilities of $109,888,000 but excludes operating lease liabilities of $300,829,000, respectively. Furthermore, net debt includes cash and cash equivalents and restricted cash.

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